                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

--------------------------------------------------------------------------------

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

                                October 15, 2001


Dear Shareholder,

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of the Trust, with respect to each above noted series of the Trust, to be held at 10:00 a.m. (Eastern Standard time) on November 14, 2001, at the Trust's offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,



David Bunstine
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

October 15, 2001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of American Independence Funds Trust (the "Trust"), a Delaware business trust, will be held at the Trust's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on November 14, 2001 at 10:00 a.m. (Eastern Standard time) for the following purposes:

     1. To elect Trustees of the Trust, each of whom will serve until his successor is elected and qualified- Shareholders of each Fund only;



     2. To approve converting the investment objectives of the NestEgg Funds and Master Portfolios from fundamental to non-fundamental Shareholders of NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030Fund, and NestEgg 2040 only ( "NestEgg Funds");

     3. To approve changing the asset allocation model of the NestEgg Funds' corresponding Master Portfolios to increase the "normal" equity allocation percentage for each Master Portfolio that has reached its time horizon- Shareholders of NestEgg Fund Capital Preservation Fund and NestEgg 2010 Fund only;

     4. To approve amending certain NestEgg Funds' and Master Portfolios' fundamental investment policies and converting certain others to non-fundamental investment policies - Shareholders of the NestEgg Funds only; and




     5. To elect Trustees of Master Investment Portfolio, each of whom will serve until his successor is elected and qualified- Shareholders of each NestEgg Fund only;

     6. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on September 21, 2001, are entitled to notice of, and to vote at, the Meeting.

David Bunstine
President
American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 14, 2001

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                                 (each a "Fund")

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern Standard time) on November 14, 2001, at the Trust's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about October 15, 2001. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See "Shareholder Meeting Costs and Voting Procedures".)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

Proposal 1 requires the affirmative vote of a plurality of votes cast of the Trust. Each of the Proposals 2,3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Proposal 5 requires the affirmative vote of a plurality of votes cast of the NestEgg Funds.


The Board of Trustees of the Trust has fixed the close of business on September 21, 2001 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were 113,187,391 shares outstanding of the Trust. See "Substantial Shareholders" for record date shares of each Fund.


ANNUAL AND SEMI-ANNUAL REPORT

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. Copies of the reports are available without charge upon request by writing to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-888-266-8787.

PROPOSALS FOR SHAREHOLDER APPROVAL

         The table below has been prepared to assist you in determining which proposals apply to the Funds(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Funds(s) you own.


FUND                          PROPOSAL #1     PROPOSAL #2    PROPOSAL #3     PROPOSAL #4     PROPOSAL #5

   Short-Term Bond                |X|
          Fund
Intermediate Bond                 |X|
Fund
Stock Fund                        |X|
International Multi-
Manager Stock Fund                |X|
Kansas Tax-Exempt
Bond Fund                         |X|
Money Market Fund
                                  |X|


NestEgg Capital                   |X|             |X|            |X|             |X|             |X|
Preservation Fund
NestEgg 2010 Fund
                                  |X|             |X|            |X|             |X|             |X|
NestEgg 2020 Fund                 |X|             |X|                            |X|             |X|
NestEgg 2030 Fund
NestEgg 2040 Fund                 |X|             |X|                            |X|             |X|
                                  |X|             |X|                            |X|             |X|


PROPOSAL 1 -  ELECTION  OF TRUSTEES OF THE TRUST

         NOMINEES FOR TRUSTEE.
The Board has approved the nomination of Terry L. Carter, Troy Jordan, Thomas F. Kice, John J. Pileggi, Rodney Pitts, Ronald L. Baldwin, Phillip J. Owings, George Mileusnic and Peter Ochs, each to serve as Trustee until he resigns, retires or his successor is elected and qualified. Messrs. Carter, Kice, Pileggi, Baldwin, Owings and Mileusnic currently serve as Trustees of the Trust. Each has agreed to stand for re-election. Messrs. Carter, Kice, Pileggi and Mileusnic have been Trustees of the Trust since its inception in 1996 and Messrs. Baldwin and Owings were appointed as a Trustee by the Board on August 29, 2000. Messrs. Pitts, Ochs and Jordan are being proposed for election as new Trustees to fill existing vacancies, and are not presently serving as Trustees. The Board is authorized to fill twelve positions but has presently set the number of positions at nine; thus the election of Messrs. Pitts, Ochs and Jordan would fill the current three vacancies. Each of Messrs. Baldwin, Owings, Pitts and Jordan is considered an "interested person"of the Trust under the 1940 Act as a result of his present or past affiliation and employment with INTRUST Bank. No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the Trust.

         If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Trustee.



                                                 NOMINEES STANDING FOR RE-ELECTION

                                                        FUND &        PRINCIPAL OCCUPATION
  NAME, ADDRESS AND AGE                   POSITION(S)*  SHARES        DURING PAST FIVE YEARS
                                                        OWNED**
Terry L. Carter, Age: 53                    Trustee     none          Senior Vice President of QuikTrip
901 N. Mingo Road                                                     Corporation.
Tulsa, OK 74116

                                                        FUND &        PRINCIPAL OCCUPATION
  NAME, ADDRESS AND AGE                   POSITION(S)*  SHARES        DURING PAST FIVE YEARS
                                                        OWNED**

Thomas F. Kice, Age: 50                    Trustee        none        President of Kice Industries, Inc.
1150 Woodridge Drive
Wichita, KS 67206

John J. Pileggi,  Age: 47                  Trustee        none        President and Chief Executive
33 Whitehall Street                          and                      Officer, PLUSFunds.com.  Formerly,
27th Floor                                 Chairman                   President and CEO of ING Mutual
New York, NY 10004                                                    Fund Management Co. LLC
                                                                      (1998-2000);  Director of Furman
                                                                      Selz LLC (1994- 1998); Senior
                                                                      Managing Director of Furman Selz
                                                                      LLC (1992-1994);

***Ronald L. Baldwin, Age: 47               Trustee     none          Director   and  Vice   Chairman  of
105 North Main Street                                                 INTRUST Financial Services, Inc.
Wichita, KS 67202

***Phillip J. Owings,  Age: 56              Trustee     none          [title],Sungard Wealth Management
8200 Thorn Drive, Suite 125                                           Services LLC; formerly Executive
Wichita, KS  67226                                                    Vice President and Division
                                                                      Manager- INTRUST Bank

George  Mileusnic,  Age: 47                 Trustee     none          Executive Vice President of
9422 Cross Creek                                                      Operations of North American
Wichita, KS 67206                                                     Division of The Coleman Co., Inc.



* Each Trustee serves in such capacity with respect to each of the Trust's ten Funds.

**  Beneficial ownership

*** An "interested person" of the Trust as defined in the 1940 Act.


                       NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

                                                     FUND &         PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE                  POSITION**   SHARES         DURING PAST FIVE YEARS
                                                     OWNED**
***Rodney D. Pitts, Age : 41             Trustee      none          Senior Vice President of INTRUST
105 North Main Street                                               Bank N.A.; formerly, Vice
Wichita, KS 67202                                                   President of Nationsbank, N.A.

***Troy Jordan, Age : 39                 Trustee      none          Senior Vice President of INTRUST
105 North Main Street                                               Bank N.A.
Wichita, KS 67202

*** Peter L. Ochs, Age : 49              Trustee      none          Manager of Ochs & Associates,
319 S. Oak St.                                                      Inc.
Wichita, KS 67213


* Each nominee would serve as Trustee with respect to each of the Trust's ten Funds.

** Beneficial ownership

***An "interested person" of the Trust as defined in the 1940 Act.

         BOARD MEETINGS AND COMMITTEES.

         The standing committees of the Board are the Audit Committee and the Nominating Committee.

         The current members of the Audit Committee, each of which are not considered an "interested person"of the Trust under the 1940 Act, are Messrs. Best (Chairman), Carter, Kice, Pileggi and Mileusnic. The Audit Committee's primary responsibilities are:

         - to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

         - to review the results of the annual audits of the financial statements of each Fund;

         - to interact with the Funds' independent auditors on behalf of the full Board of Trustees.

         The current members of the Nominating Committee, each of which is not considered an "interested person" under the 1940 Act, are Messrs. Best, Carter, Kice, Pileggi and Mileusnic . The Nominating Committee is responsible for considering and recommending to the Board a slate of persons to be nominated for election as Trustees by the shareholders at each annual meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason on the Board.

         The Nominating Committee will consider nominees recommended by a shareholder to serve as Trustee, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.


         During the Trust's last fiscal year, the Board held four regular Board meetings and one special board meeting. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during such period. Of the five Board meetings, only one meeting was not attended by three Trustees on separate occasions. Of the three Audit Committee meetings, only two meetings were not attended by two members on separate occasions. The Trust does not currently have a a standing compensation committee. Currently, two-thirds of the Board members are disinterested and, if the additional Board nominees are elected by shareholders, that percentage will decrease to five-ninths.


         TRUSTEE COMPENSATION.

         Trustees of the Trust not affiliated with the INTRUST Financial Services, Inc (the "Adviser")or BISYS Fund Services Limited Partnership ( the "Distributor") receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Adviser or the Distributor do not receive compensation from the Trust. Furthermore,Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust or the Adviser.

                               COMPENSATION TABLE

         The following table sets forth the compensation received by the Trustees for their services to the Trust during the twelve month period ended February 28, 2001. Each Trustee served in such capacity for each of the Trust's eleven Funds.


                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                                FROM THE TRUST                        FUND COMPLEX
G.L. Best                                            $8,000                               $8,000
   Trustee

Terry L. Carter                                      $7,000                               $7,000
   Trustee

Thomas F. Kice                                       $8,000                               $8,000
   Trustee

John J. Pileggi                                      $7,500                               $7,500
   Trustee


                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                                FROM THE TRUST                        FUND COMPLEX
Ronald L. Baldwin*                                     $0                                   $0
   Trustee

Phillip J. Owings*                                     $0                                   $0
   Trustee

George  Mileusnic                                    $8,000                               $8,000
   Trustee



* Appointed to the Board of the Trust on August 29, 2000. Each, through existing or then existing affiliations with the Adviser, was not entitled to receive compensation for their services as Trustees of the Trust.



           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL NOMINEES

PROPOSAL 2 -    CONVERTING THE INVESTMENT OBJECTIVE OF THE NESTEGG FUND(S) AND
                MASTER PORTFOLIOS FROM FUNDAMENTAL TO NON-FUNDAMENTAL


         Each NestEgg Fund invests all of its investable assets in a "master fund" having the same objective and policies as the Nest Egg Fund. The "master Fund" is a series ("Master Portfolio") of the Master Investment Portfolio. The investment objectives of the NestEgg Funds and Master Portfolios currently are fundamental and require shareholder approval prior to any change. Each Master Portfolio is presently soliciting votes for changes in certain policies as described in this proposal and Proposals 3, 4and 5 to be voted at a meeting of interestholders on November 16, 2001. The Trust will cast its vote on behalf of the NestEgg Funds at the interestholders' meeting of the Master Investment Portfolio in proportion to the votes received by NestEgg Fund shareholders with respect to Proposals 2 , 3, 4 and 5. The Board recommends that you approve converting your NestEgg Fund's investment objective from fundamental to non-fundamental. If shareholders approve converting the NestEgg Funds' investment objectives from fundamental to non-fundamental, the Board would have the flexibility to change the investment objectives in the future without the need for shareholder vote. In such cases, the NestEgg Funds' new investment objective would be changed to correspond to changes in the investment objectives and policies of the relevant Master Portfolio. For a listing of each NestEgg Fund's current investment objective, please see Appendix A.


         The Board expects that you will benefit from this proposed change because it will enable the Board to revise your NestEgg Fund's investment objective without incurring the time and costs associated with an shareholder vote. The Board believes that this approach provides the Board with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

         In connection with the change of the NestEgg Funds' investment objectives from fundamental to non-fundamental, the Board has approved, subject to approval of this Proposal 2 by shareholders of the NestEgg Capital Preservation Fund, changing the NestEgg Capital Preservation Fund's investment objective. The NestEgg Funds generally seek to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons, and this strategy would not change. However, the specific investment objective for the NestEgg Capital Preservation Fund currently reads as follows:

                  - NestEgg Capital Preservation Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) in the near future.

Subject to approval of this Proposal 2 by shareholders of the NestEgg Capital Preservation Fund and in connection with the anticipated approval of the identical change in the investment objective of the Fund's Master Portfolio, the Board has approved changing the NestEgg Capital Preservation Fund's investment objective to read:

                  - NestEgg Capital Preservation Fund is managed for investors seeking income and moderate long-term growth of capital.

         The Board does not anticipate that the change will result in a material change in the level of investment risk associated with investment in the NestEgg Capital Preservation Fund or the manner in which it is managed. Because this change is not a substantive one, the Trust is not seeking shareholder approval separate and apart from the approval described in this Proposal 2. Accordingly, a vote "for" changing the investment objective of the NestEgg Capital Preservation Fund from fundamental to non-fundamental also will have the effect of a vote "for" changing the investment objective of the NestEgg Capital Preservation Fund as discussed above.

         Each proposal 2 of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2

PROPOSAL 3 -    CHANGING THE ASSET ALLOCATION MODEL OF THE  MASTER PORTFOLIOS
                TO INCREASE THE "NORMAL" EQUITY ALLOCATION PERCENTAGE

         As previously discussed in Proposal 2, each NestEgg Fund is expected to cast its vote in connection with the proposals to be voted at the interestholders' meeting of the Master Portfolios in November 16, 2001. Each Master Portfolio allocates its assets among different classes of investments depending on the time horizon of the specific Master Portfolio, according to an asset allocation model developed by the Master Portfolio's investment adviser,

Barclays Global Fund Advisors ("BGFA"). A Master Portfolio that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. BGFA's investment professionals conduct ongoing research to evaluate the effectiveness of, and to enhance the asset allocation model and the model is continually refined. On August 21, 2001, BGFA proposed, and the Boards of Trustees of the Master Portfolios and the Trust each approved, a change in the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each Master Portfolio that has reached its time horizon. The proposed change represents a material increase in the equity exposure to, and risk characteristics of, the Master Portfolios that have reached their time horizons. Equity risk is the risk that the price of equity securities in which a Master Portfolio invests may decline. Generally, there is greater price volatility with equity securities as compared to debt securities or money market instruments.

         The Boards of each the Trust and Master Portfolios approved this change in recognition of the fact that investors in the Master Portfolios that have reached their time horizons appear to have longer time horizons than originally anticipated, and investors in such Master Portfolios, in addition to income, may need more capital appreciation opportunities. This change also will make the asset allocation more consistent with pension plans that distribute benefits over time to retirees. The proposed change is designed to give flexibility to BGFA to invest such Master Portfolios' assets in equity securities with the expectation of increasing potential returns and capital appreciation, and decreasing the possibility that shareholders will outlive their savings.

         Although the Master Portfolios' Board is not required to obtain interestholder approval to institute this change, the Board decided to submit this change to the interestholders of the Income and the 2010 Master Portfolios only for approval because the proposed change will materially increase the equity exposure of these Master Portfolios. Likewise, the Board of Trustees of the Trust determined to submit this proposal to the shareholder of the NestEgg Capital Preservation Fund and NestEgg 2010 Fund and cast its vote in proportion to the votes received. Because the other Master Portfolios already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Master Portfolios for some time. This change will not be implemented for any Master Portfolio, however, unless interestholders of both the Income and the 2010 Master Portfolios approve it.

         Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3

PROPOSAL 4 -      AMENDING CERTAIN NESTEGG FUNDS' AND MASTER PORTFOLIOS'
                  FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN
                  OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions of the NestEgg Funds are the same as those of the Master Portfolios and are considered by BGFA to limit its investment activities as the investment adviser to the Master Portfolios.

         Since the Trust was established in 1996, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, each NestEgg Fund and its corresponding Master Portfolio continues to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Boards of Trustees of each the Trust and Master Investment Portfolio has authorized the submission to the NestEgg Funds' shareholders and the Master Portfolios' interestholders for their approval, and recommends approval of the amendment and/or reclassification of certain of the NestEgg Funds' and Master Portfolios' fundamental policies. The following description of proposed changes to the Master Portfolio are applicable to the corresponding NestEgg Fund.

         The proposed modifications would:

         1. simplify, streamline, and create more flexibility under, as well as standardize, the fundamental policies that are required to be stated under the 1940 Act; and

         2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

         By reducing the number of policies that can be changed only by interestholder/shareholder vote, the Board of Trustees believes that the NestEgg Funds/Master Portfolios would be able to minimize the costs and delays associated with holding future shareholder /interestholder meetings to revise fundamental policies that become outdated or inappropriate. The Board of Trustees also believes that BGFA's ability to manage the Master Portfolios' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust and Master Portfolios to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the NestEgg Funds'/Master Portfolios' investment objectives. Although the proposed changes in the fundamental policies will allow the NestEgg Funds/Master Portfolios greater flexibility to respond to investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the NestEgg Funds/Master Portfolios or the manner in which the Master Portfolios are managed.

         Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See "Solicitation of Proxies" above.)

         COMPARISON OF THE CURRENT AND PROPOSED POLICIES.
         The table below sets forth a side-by-side comparison of each NestEgg Fund's/Master Portfolio's current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the NestEgg Funds/Master Portfolios. The Board does not anticipate that approving these changes will result in a material change in the way in which NestEgg Funds/ Master Portfolios are operated at the present time.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                      PROPOSED FUNDAMENTAL INVESTMENT POLICY
 PROPOSAL 4(A):  INDUSTRY CONCENTRATION:


 The NestEgg Fund/Master Portfolio may not invest 25%                      The NestEgg Fund/Master Portfolio may not purchase
 or more of its total assets in the securities of                          the securities of issuers conducting their
 issuers in any particular industry or group of                            principal business activity in the same industry
 closely related industries, except that, in the case                      if, immediately after the purchase and as a result
 of each NestEgg Fund/Master Portfolio, there shall be                     thereof, the value of a NestEgg Fund/Master
 no limitation on the purchase of obligations issued                       Portfolio's investments in that industry would
 or guaranteed by the U.S. Government, its agencies or                     equal or exceed 25% of the current value of the
 instrumentalities.                                                        NestEgg Fund/Master Portfolio's total assets,
                                                                           provided that this restriction does not limit a
                                                                           NestEgg Fund/Master Portfolio's: (i) investments in
                                                                           securities of other investment companies, (ii)
                                                                           investments in securities issued or guaranteed by
                                                                           the U.S. Government, its agencies or
                                                                           instrumentalities, or (iii) investments in
                                                                           repurchase agreements collateralized by U.S.
                                                                           Government securities.

                                                                           COMMENTARY:
                                                                           The Board recommends the amended investment policy
                                                                           for improved clarity and uniformity among the
                                                                           Trust's NestEgg Fund/Master Portfolios, while
                                                                           maintaining the NestEgg Fund/Master
                                                                           Portfolio-specific exceptions to the industry
                                                                           concentration restriction that are necessary for
                                                                           certain NestEgg Fund/Master Portfolios. In
                                                                           addition, the amended policy also clarifies that
                                                                           each NestEgg Fund/Master Portfolio may invest in
                                                                           collateralized repurchase agreements without
                                                                           violating this restriction.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(B): DIVERSIFICATION
 The NestEgg Fund/Master Portfolio may not invest more than 5% of         The NestEgg Fund/Master Portfolio may not purchase the
 its assets in the obligations of any single issuer, except that up       securities of any single issuer if, as a result, with
 to 25% of the value of its total assets may be invested, and             respect to 75% of a NestEgg Fund/Master Portfolio's
 securities issued or guaranteed by the U.S. Government, or its           total assets, more than 5% of the value of its total
 agencies or instrumentalities may be purchased, without regard to        assets would be invested in the securities of such
 any such limitation.                                                     issuer or the NestEgg Fund/Master Portfolio's ownership
                                                                          would be more than 10% of the outstanding voting
 The NestEgg Fund/Master Portfolio may not hold more than 10% of          securities of such issuer, provided that this
 the outstanding voting securities of any single issuer. This             restriction does not limit a NestEgg Fund/Master
 investment restriction applies only with respect to 75% of its           Portfolio's cash or cash items, investments in
 total assets.                                                            securities issued or guaranteed by the U.S. Government,
                                                                          its agencies and instrumentalities, or investments in
                                                                          securities of other investment companies.

                                                                          COMMENTARY:
                                                                          The Board recommends the amended investment policy for
                                                                          improved clarity and uniformity among the Trust's
                                                                          NestEgg Fund/Master Portfolios.  Applying the 10% of
                                                                          outstanding voting securities restrictions to 75%,
                                                                          rather than 100%, of the NestEgg Fund/Master Portfolio's
                                                                          total assets is consistent with industry practices and
                                                                          consistent with the 1940 Act's definition of a
                                                                          "diversified" investment company. To the extent a Master
                                                                          Portfolio/NestEgg Fund diversifies its investments
                                                                          within the 1940 Act parameters less than its current
                                                                          practice, it may entail more risk than if it had not
                                                                          done so otherwise.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                      PROPOSED FUNDAMENTAL INVESTMENT POLICY
 PROPOSAL 4(C): BORROWING MONEY AND
 PROPOSAL 4(D): ISSUING SENIOR SECURITIES


 The NestEgg Fund/Master Portfolio may not borrow money, except to        The NestEgg Fund/Master Portfolio may not borrow money
 the extent permitted under the 1940 Act. For purposes of this            or issue senior securities, except to the extent
 investment restriction, a NestEgg Fund/Master Portfolio's or             permitted under the 1940 Act, including the rules,
 NestEgg Fund/Master Portfolio's entry into options, forward              regulations and any orders obtained thereunder.
 contracts, futures contracts, including those relating to indices,
 and options on futures contracts or indices shall not constitute         COMMENTARY:
 borrowing to the extent certain segregated accounts are                  The Board recommends the amended investment policy for
 established and maintained by the NestEgg Fund/Master Portfolio as       improved clarity and uniformity among the NestEgg
 described in prospectus.                                                 Fund/Master Portfolios.  This policy provides the
                                                                          NestEgg Fund/Master Portfolios with maximum flexibility
 The NestEgg Fund/Master  Portfolio may not issue any senior              with respect to future changes in the 1940 Act,
 security (as such term is defined in Section 18(f) of the 1940           including the rules, regulations and orders thereunder,
 Act), except to the extent the activities permitted in investment        regarding restrictions on borrowing money and issuing
 restriction nos. 3 and 5 as set forth in the NestEgg Funds' and          senior securities, without incurring the costs of
 Master Portfolios' statement of Additional Information may be            soliciting an interestholder vote. The 1940 Act
 deemed to give rise to a senior security or as otherwise permitted       currently allows a NestEgg Fund/Master Portfolio to
 under the rules and regulations or an exemptive order of the             borrow up to one-third the value of its total assets
 Securities and Exchange Commission.                                      (including the amount borrowed) valued at the lesser of
                                                                          cost or market, less liabilities (not including the
                                                                          amount borrowed) at the time the borrowing is made.  To
                                                                          the extent a NestEgg Fund/Master Portfolio increases the
                                                                          amount it borrows, it would be subject to greater
                                                                          leverage risk, which is the risk that the increased
                                                                          assets available for investment would expose the NestEgg
                                                                          Fund/Master Portfolio to greater market risk, interest
                                                                          rate risk and other risks.  However, the NestEgg
                                                                          Fund/Master Portfolios currently intend to borrow money
                                                                          only for temporary or emergency (not leveraging)
                                                                          purposes.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                      PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(E): LENDING


 The NestEgg Fund/Master Portfolio may not make loans to others,          The NestEgg Fund/Master  Portfolio may not make loans to
 except through the purchase of debt obligations and the entry into       other parties, except to the extent permitted under the
 repurchase agreements. However, each NestEgg Fund/Master Portfolio       1940 Act, including the rules, regulations and any
 may lend its portfolio securities in an amount not to exceed             orders obtained thereunder.  For the purposes of this
 one-third of the value of its total assets. Any loans of portfolio       limitation, entering into repurchase agreements, lending
 securities will be made according to guidelines established by the       securities and acquiring any debt securities are not
 Securities and Exchange Commission and the Board of Trustees of          deemed to be the making of loans.
 the Trust.
                                                                          COMMENTARY:
                                                                          The Board recommends the amended investment policy for
                                                                          improved clarity and uniformity among the NestEgg
                                                                          Funds/Master  Portfolios.  This policy provides the
                                                                          Master Portfolios with maximum flexibility with respect
                                                                          to future changes in the 1940 Act, including the rules,
                                                                          regulations and orders thereunder, regarding lending,
                                                                          without incurring the costs of soliciting a shareholder/
                                                                          interestholder vote.  In addition, the amended policy
                                                                          clarifies that lending securities and entering into
                                                                          repurchase transactions will not be considered a loan
                                                                          for purposes of any NestEgg Fund/Master Portfolio's
                                                                          application of this restriction. Currently, the 1940 Act
                                                                          and regulatory interpretations limit the percentage of a
                                                                          NestEgg Fund/Master Portfolio's securities that may be
                                                                          loaned to 33 1/3% of its total assets.  It is unlikely
                                                                          that the NestEgg Fund/Master Portfolios would lend
                                                                          money, except to the extent that the purchase of debt
                                                                          securities or similar evidences of indebtedness, or
                                                                          repurchase agreements could be considered a loan.  To
                                                                          the extent that a NestEgg Fund/Master Portfolio
                                                                          participates in certain lending transactions, there is a
                                                                          risk that the NestEgg Fund/Master Portfolio, as lender,
                                                                          could experience a delay in obtaining prompt repayment
                                                                          of a loan.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(F): UNDERWRITING

 The NestEgg Fund/Master  Portfolio may not act as an underwriter         The NestEgg Fund/Master Portfolio may not underwrite
 of securities of other issuers, except to the extent the NestEgg         securities of other issuers, except to the extent that
 Fund/Master  Portfolio may be deemed an underwriter under the            the purchase of permitted investments directly from the
 Securities Act of 1933, as amended, by virtue of disposing of            issuer thereof or from an underwriter for an issuer and
 portfolio securities.                                                    the later disposition of such securities in accordance
                                                                          with a NestEgg Fund/Master Portfolio's investment
                                                                          program may be deemed to be an underwriting; and
                                                                          provided further, that the purchase by the NestEgg
                                                                          Fund/Master  Portfolio of securities issued by an
                                                                          open-end management investment company, or a series
                                                                          thereof, with substantially the same investment
                                                                          objective, policies and restrictions as the NestEgg
                                                                          Fund/Master  Portfolio shall not constitute an
                                                                          underwriting for purposes of this paragraph.

                                                                          COMMENTARY:
                                                                          The Board recommends the amended investment policy for
                                                                          improved clarity and uniformity among the NestEgg Funds/
                                                                          Master Portfolios. In addition, the amended policy
                                                                          expands the exclusion from the underwriting restriction
                                                                          to include securities issued by non-diversified,
                                                                          open-end management investment companies, as well as
                                                                          securities issued by diversified, open-end management
                                                                          investment companies.  The Master Portfolios currently
                                                                          do not intend to invest in securities of non-diversified
                                                                          investment companies.



CURRENT FUNDAMENTAL INVESTMENT POLICY                                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

 PROPOSAL 4(G): INVESTMENTS IN REAL ESTATE

 The NestEgg Fund/Master Portfolio may not purchase, hold or deal         The NestEgg Fund/Master Portfolio may not purchase or
 in real estate, or oil, gas or other mineral leases or exploration       sell real estate unless acquired as a result of
 or development programs, but each NestEgg Fund/Master  Portfolio         ownership of securities or other instruments (but this
 may purchase and sell securities that are secured by real estate         shall not prevent the NestEgg Fund/Master Portfolio from
 or issued by companies that invest or deal in real estate.               investing in securities or other instruments backed by
                                                                          real estate or securities of companies engaged in the
                                                                          real estate business).

                                                                          COMMENTARY:
                                                                          The Board recommends the amended investment policy for
                                                                          improved clarity and uniformity among the NestEgg Funds/
                                                                          Master Portfolios.



CURRENT FUNDAMENTAL INVESTMENT POLICY                                     PROPOSED FUNDAMENTAL INVESTMENT POLICY
 PROPOSAL 4(H): INVESTMENTS IN COMMODITIES AND COMMODITY CONTRACTS


 The NestEgg Fund/Master Portfolio may not invest in commodities,
 except that each NestEgg Fund/Master Portfolio may purchase and          The NestEgg Fund/Master Portfolio may not purchase or
 sell (i.e., write) options, forward contracts, futures contracts,        sell commodities, provided that (i) currency will not be
 including those relating to indices, and options on futures              deemed to be a commodity for purposes of this
 contracts or indices.                                                    restriction, (ii) this restriction does not limit the
                                                                          purchase or sale of futures contracts, forward contracts
                                                                          or options, and (iii) this restriction does not limit
                                                                          the purchase or sale of securities or other instruments
                                                                          backed by commodities or the purchase or sale of
                                                                          commodities acquired as a result of ownership of
                                                                          securities or other instruments.

                                                                          COMMENTARY:
                                                                          The Board recommends the amended investment policy for
                                                                          improved clarity and uniformity among the NestEgg
                                                                          Funds/Master Portfolios.  In addition, the amended
                                                                          policy clarifies that currency is not considered a
                                                                          commodity for purposes of this restriction.


CURRENT FUNDAMENTAL INVESTMENT POLICY                                     PROPOSED FUNDAMENTAL INVESTMENT POLICY
 PROPOSAL 4(I):  CONVERT FUNDAMENTAL POLICIES OF NESTEGG
 FUNDS/MASTER PORTFOLIOS TO NON-FUNDAMENTAL POLICIES

 4(I)(v):  The NestEgg Fund/Master Portfolio may not purchase             Convert to non-fundamental investment policies of the
 securities on margin, but each NestEgg Fund/Master Portfolio may         respective NestEgg Funds/Master Portfolios.
 make margin deposits in connection with transactions in options,
 forward contracts, futures contracts, including those relating to        COMMENTARY:
 indices, and options on futures contracts or indices.                    Because these policies are no longer required to be
                                                                          fundamental, the Board recommends converting each of
                                                                          these fundamental investment policies to a
                                                                          non-fundamental investment policy of the respective
                                                                          NestEgg Funds/Master Portfolios.  This will give the
                                                                          Board the flexibility to change each of these investment
                                                                          policies in the future with only Board approval.



Each proposal of the NestEgg Funds will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting securities in each NestEgg Fund as defined in the 1940 Act. (See
                       "Solicitation of Proxies" above.)

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE PROPOSALS

PROPOSAL 5 -  ELECTING TRUSTEES OF MASTER INVESTMENT PORTFOLIO

         NOMINEES FOR TRUSTEE.

         With respect to the NestEgg Funds' voting on the election of Trustees of the Master Investment Investment Portfolio ("MIP Trust")at its' interestholders meeting discussed above, the Board has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee
T. Kranefuss, Richard K. Lyons and Leo Soong each to serve as MIP Trustee until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of the MIP Trust and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate investment company. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Trustees of the MIP Trust since its inception in 1993 and Mr. Soong was appointed as a MIP Trustee by the MIP Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new MIP Trustees to fill existing vacancies, and are not presently serving as MIP Trustees. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Master Portfolios. Ms. Bitterman is President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the MIP Board from four to seven members. No Trustee or nominee is a party adverse to the MIP Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the MIP Trust.

         If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each MIP Trustee.

                                  NOMINEES STANDING FOR REELECTION

                                                                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                             POSITION(S)              DURING PAST FIVE YEARS
JACK S. EUPHRAT, 79                                 Trustee        Private Investor.
415 Walsh Road
Atherton, CA  94027


W. RODNEY HUGHES, 74                                Trustee        Private Investor.
31 Dellwood Court
San Rafael, CA  94901

LEO SOONG, 55                                       Trustee        Managing Director of Crystal Geyser Roxane Water
Crystal Geyser Water Co.                                           Co.; Board Chair and Director of KQED, Inc.
55 Francisco Street, Suite 410                                     (until 1998); Co-Founder of Crystal Geyser Water
San Francisco, CA  94133                                           Co.; President and Director of Crystal Geyser
                                                                   Water Co. (until 1999).

R. GREG FELTUS*, 50                            Trustee, Chairman   Executive Vice President of Stephens Inc.;
Stephens Inc.                                    and President     President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                       President of Investors Brokerage Insurance Inc.;
Little Rock, AR  72201                                             and Manager of Private Client Group.

----------
*An "interested person" of the Trust as defined in the 1940 Act.


                                           NOMINEES NOT PRESENTLY SERVING AS MIPTRUSTEES

                                                                                PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE                   POSITION                    DURING PAST FIVE YEARS
MARY G. F. BITTERMAN, 57                            Trustee        President and Chief Executive Officer of KQED,
KQED, Inc.                                                         Inc.; Director of Pacific Century Financial
2601 Mariposa Street                                               Corporation/Bank of Hawaii.
San Francisco, CA  94110

RICHARD K. LYONS, 40                                Trustee        Professor, University of California, Berkeley:
350 Barrows Hall                                                   Haas School of Business; Member, Council on
Haas School of Business                                            Foreign Relations; Director of Matthews
Berkeley, CA  94720                                                International Funds; Director of iShares Trust.

LEE T. KRANEFUSS*, 39                               Trustee        Chief Executive Officer of the Individual
45 Fremont Street                                                  Investor Business of Barclays Global Investors,
San Francisco, CA  94105                                           N.A.; The Boston Consulting Group (until 1997).

-----------
*An "interested person" of the Trust as defined in the 1940 Act.

         MIP BOARD MEETINGS AND COMMITTEES.

         The standing committees of the MIP Board are the Audit Committee and the Nominating Committee.

         The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:


         - to oversee the MIP Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

         - to review the results of the annual audits of the financial statements of each Master Portfolio;

         - to interact with the Master Portfolios' independent auditors on behalf of the full Board of MIP Trustees.

         The current members of the Nominating Committees are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the MIP Board a slate of persons to be nominated for election as Trustees by the interestholders at each annual meeting of interestholders and a person to be elected to fill any vacancy occurring for any reason on the MIP Board.

         The Nominating Committee will consider nominees recommended by an interestholder to serve as MIP Trustee, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

         The most recent fiscal year for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (the "LifePath Master Portfolios") ended on February 28, 2001. During such fiscal year the Board held four regular Board meetings. In addition, the Audit Committee held two meetings and the Nominating Committee held one meeting.

         All of the current MIP Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal year ended February 28, 2001. Currently, 75% of the MIP Board members are disinterested and, if the additional MIP Board nominees are elected by interestholders, that percentage will decrease to approximately 70%.

         Trustee Compensation.

         Trustees of the MIP Trust are entitled to receive an annual retainer of $20,000 to be (i) allocated between the MIP Trust and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a MIP Trustee only serves for a portion of a year. In addition, the MIP Trust and BGIF pay each MIP Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of the MIP Trust and BGIF, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust, BGIF or any other investment company advised by BGFA (the "Fund Complex").

                               COMPENSATION TABLE

         The following table sets forth the compensation received by the MIP Trustees for their services to the MIP Trust and the Fund Complex during the most recent calendar year ended December 31, 2000.

                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                              FROM THE MIP TRUST                      FUND COMPLEX
Jack S. Euphrat                                      $12,500                              $25,000
   Trustee

R. Greg Feltus                                         $ 0                                  $ 0
   Trustee

W. Rodney Hughes                                     $12,500                              $25,000
   Trustee

Leo Soong*                                           $10,678                              $21,357
   Trustee

Richard K. Lyons**                                     $0                                 $41,000
   Nominee for Trustee

----------
* Appointed to the Boards of the Trust and BGIF on February 9, 2000.
** Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.


        THE BOARDS OF TRUSTEES OF EACH THE TRUST AND MIP TRUST RECOMMEND
                            A VOTE "FOR" ALL NOMINEES

THE ADVISER AND SUB-ADVISERS OF THE FUNDS


INTRUST Financial Services, Inc., ("INTRUST")105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Funds pursuant to an Advisory Agreement dated November 25, 1996 and an Assumption Agreement dated August 21, 2001.

The Adviser is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank") which, in turn, is a majority-owned subsidiary of INTRUST Financial Corporation (formerly, First Bancorp of Kansas), a bank holding company. INTRUST Bank and INTRUST Financial Corporation are located at 105 North Main Street, Box One, Wichita, Kansas 67202. INTRUST Bank also serves as the Custodian to certain Funds.

INTRUST employs sub-advisers to manage the assets of the Money Market Fund, Stock Fund, Short Term Bond Fund and Intermediate Bond Fund. The sub-advisers are:

AMR INVESTMENT SERVICES, INC.("AMR")

AMR serves as sub-adviser to the Money Market Fund and Stock Fund. AMR is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The address of AMR and AMR Corporation is 4333 Amon Carter Blvd., MD 5645, Fort Worth, TX 76155. AMR has retained the services of Barrow Hanley Mewhinney & Strauss to mange the assets of the Stock Fund. Barrow Hanley Mewhinney & Strauss is a wholly owned subsidiary of UAM located at One International Place, Boston, Massachusetts 02110, which in turn is a wholly owned subsidiary of Old Mutual plc, located at Lansdowne House, 57 Berkeley Square, London, UK 5D8. The address of Barrow Hanley is 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. In addition, AMR serves as investment adviser to the International Equity Portfolio, in which the International Multi-Manager Stock invests all of its investable assets pursuant to a master-feeder agreement with AMR.


Galliard Capital Management, Inc.

Galliard Capital Management, Inc., 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55402, serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund. Galliard, is a wholly owned subsidiary of Wells Fargo Bank Minnesota, NA which is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), and is located at 420 Montgomery Street, San Francisco, California 94163.

THE ADVISER TO THE MASTER PORTFOLIOS

BGFA serves as investment adviser to each Master Portfolio. The principal business address of BGFA is 45 Fremont Street, San Francisco CA 94105. BGFA is a wholly owned subsidiary of BGI. As of March 31, 2001, BGFA and its affiliates provided investment advisory services for approximately $742 billion of assets.

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's Administrator.

INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191 West Nationwide Blvd, Suite 500,Columbus, Ohio, 43215. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG LLP has served as the Funds' independent certified public accountants since November 25, 1996, providing audit, tax and other related services. Representatives of KPMG LLP are not expected to be present at the Special Meeting.

         AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of each Fund's annual financial statements for the last respective fiscal year were as follows:


           Short-Term Bond Fund                              $11,025
           Intermediate Bond Fund                            $12,100
           Stock Fund                                        $12,350
           International Multi-Manager Stock Fund            $7,925
           Kansas Tax-Exempt Bond Fund                       $10,525
           Money Market Fund                                 $13,675
           NestEgg Capital Preservation Fund                 $13,675
           NestEgg 2010 Fund                                 $13,675
           NestEgg 2020 Fund                                 $13,675
           NestEgg 2030 Fund                                 $13,675
           NestEgg 2040 Fund                                 $13,675

         ALL OTHER FEES


KPMG LLP did not provide to the Funds or bill the Funds or the Adviser or its affiliates, for any non-audit services during the Funds' recent fiscal years.




EXECUTIVE OFFICERS OF THE TRUST

         The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

 NAME, ADDRESS AND AGE                            POSITION             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David Bunstine, Age 35                            President         Director, BISYS Fund Services Ohio, Inc., since
                                                                    1987.

Steven Pierce, Age: 35                            Treasurer         Vice President of Financial Services of BISYS
                                                                    Fund Services since 1998; formerly, Manager of
                                                                    Financial Operations at CNA Insurance from
                                                                    1996-1998; Trust Officer of First Chicago NBD
                                                                    Corporation from 1994-1996.

George Stevens, Age: 49                            Secretary        Vice President,  BISYS Fund Services Ohio, Inc.
                                                                    since 1998; formerly Client Services Manager,
                                                                    BISYS since 1996.


SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of each Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of each Fund are represented. If a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Share represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

The Trust will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals; however INTRUST Financial Services will pay any expenses associated with additional solicitations made by letter, telephone or telegraph.

SUBSTANTIAL SHAREHOLDERS

         As of September 21, 2001, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the Funds listed below and in the following capacity:


                                                                                                     NUMBER OF        PERCENTAGE
NAME AND ADDRESS OF SHAREHOLDER*                           TYPE OF OWNERSHIP            FUND           SHARES           OF FUND
Transco & Company                                                Record             Money Market     71,862,975          99.8%
105 N. Main Street                                                                      Fund
Wichita, KS 67201

Phillip H. Jones                                                 Record             Money Market      3,437.390          100%
Camille Jones                                                                           Fund
2101 Newcastle Circle
Plano, TX 75075

Transco & Company                                                Record              Kansas Tax      12,763,793          95.9%
105 N. Main Street                                                                  Exempt Bond
Wichita, KS 67201                                                                       Fund

Transco & Company                                                Record              Short Term       4,677,010          99.8%
105 N. Main Street                                                                   Bond Fund
Wichita, KS 67201

Transco & Company                                                Record             Intermediate      4,380,720          99.8%
105 N. Main Street                                                                   Bond Fund
Wichita, KS 67201

Transco & Company                                                Record              Stock Fund       6,878,400          99.9%
105 N. Main Street
Wichita, KS 67201

Transco & Company                                                Record            International      4,995,730          99.9%
105 N. Main Street                                                                 Multi-Manager
Wichita, KS 67201                                                                    Stock Fund

Transco & Company                                                Record               Nestegg          525,764           99.9%
105 N. Main Street                                                                    Capital
Wichita, KS 67201                                                                   Preservation
                                                                                        Fund

Transco & Company                                                Record             Netsegg 2010      1,551,711          99.0%
105 N. Main Street                                                                      Fund
Wichita, KS 67201

Transco & Company                                                Record             Nestegg 2020      2,495,969          99.8%
105 N. Main Street                                                                      Fund
Wichita, KS 67201

Transco & Company                                                Record             Nestegg 2030      1,158,584          99.4%
105 N. Main Street                                                                      Fund
Wichita, KS 67201

Transco & Company                                                Record             Nestegg 2040      1,167,878          99.6%
105 N. Main Street                                                                      Fund
Wichita, KS 67201




---------------

* As of the close of business on September 21, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

         The following list sets forth the shares outstanding for each Fund as of SEPTEMBER 21, 2001, the Record Date.

                      FUND                                                  SHARES
                                                                 OUTSTANDING AS OF 9/21/2001
              Short-Term Bond Fund                                        4,684,821

             Intermediate Bond Fund                                       4,388,469

                   Stock Fund                                             6,884,042

     International Multi-Manager Stock Fund                               4,997,054

          Kansas Tax-Exempt Bond Fund                                     13,307,182

               NestEgg 2010 Fund                                          1,567,295

               NestEgg 2020 Fund                                          2,500,560

               NestEgg 2030 Fund                                          1,166,120

               NestEgg 2040 Fund                                          1,171,914

       NestEgg Capital Preservation Fund                                   525,875

               Money Market Fund                                          71,994,059


As of the date of this Proxy Statement, each Fund only offered Service Shares.

PAYMENT OF EXPENSES

The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.



PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



By order of the Board of Trustees,



David Bunstine
President
American Independence Funds Trust

October 15, 2001

APPENDIX A


                  FUND                                                  INVESTMENT OBJECTIVE
              NESTEGG CAPITAL                Each NestEgg Fund seeks to provide long-term investors in a feeder fund with
             PRESERVATION FUND               an asset allocation strategy designed to maximize assets for retirement or for
             NESTEGG 2010 FUND               other purposes consistent with the quantitatively measured risk such
             NESTEGG 2020 FUND               investors, on average, may be willing to accept given their investment time
             NESTEGG 2030 FUND               horizons.  Specifically:
             NESTEGG 2040 FUND               -       NESTEGG CAPITAL PRESERVATION FUND is managed for investors  planning to retire (or begin to withdraw substantial portions of their investment) in the near future.


                                             -       NESTEGG 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment)
                                                     approximately in the year 2010.

                                             -       NESTEGG 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment)
                                                     approximately in the year 2020.


                                             -       NESTEGG 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment)
                                                     approximately in the year 2030.

                                             -       NESTEGG 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment)
                                                     approximately in the year 2040.

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]



                        American Independence Funds Trust

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 14, 2001

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                                   Stock Fund
                     International Multi-Manager Stock Fund
                           Kansas Tax-Exempt Bond Fund
                                Money Market Fund
                        NestEgg Capital Preservation Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund



SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AMERICAN INDEPENDENCE FUNDS
TRUST

The undersigned hereby appoints David Bunstine and George Stevens proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the above referenced Funds (the "Fund"), each a separate series of American Independence Funds Trust, to be held at 10:00 a.m. (Eastern Standard Time) on November 14, 2001, at the Funds' offices located at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 21, 2001.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on September21, 2001. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL:


                                                                                                 WITHHOLD
                                                                               FOR               AUTHORITY
PROPOSAL 1:  APPLICABLE TO ALL FUNDS

TO ELECT THE FOLLOWING NINE NOMINEES AS TRUSTEES OF
THE TRUST, EACH OF WHOM WILL SERVE UNTIL HIS SUCCESSOR IS
ELECTED AND QUALIFIED:

TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX                           [ ]
                                OR
TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR
INTERESTS THAT YOU ARE CASTING FOR EACH NOMINEE IN THE
APPROPRIATE BOXES:

(1) RONALD L. BALDWIN                                                          [ ]                 [ ]

(2) TERRY L. CARTER                                                            [ ]                 [ ]

(3) THOMAS F. KICE                                                             [ ]                 [ ]

(4) TROY JORDAN                                                                [ ]                 [ ]

(5) GEORGE MILEUSNIC                                                           [ ]                 [ ]

(6) JOHN J. PILEGGI                                                            [ ]                 [ ]

(7) RODNEY D. PITTS                                                            [ ]                 [ ]

(8) PETER L. OCHS                                                              [ ]                 [ ]

(9) PHILLIP J. OWINGS                                                          [ ]                 [ ]





                                                                            FOR          AGAINST        ABSTAIN
PROPOSAL 2:    APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND,
               NESTEGG 2010FUND, NESTEGG 2020FUND, NESTEGG 2030FUND,
               AND NESTEGG 2040FUND ONLY                                    [ ]             [ ]            [ ]

To approve a proposal to convert the investment objectives of the NestEgg Funds and Master Portfolios from fundamental to non-fundamental

                                                                             FOR        AGAINST         ABSTAIN
PROPOSAL 3 :   APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND AND
               NESTEGG 2010 FUND ONLY

TO APPROVE A PROPOSAL CHANGING THE ASSET ALLOCATION MODEL OF THE            [    ]        [   ]          [   ]
MASTER PORTFOLIOS TO INCREASE THE "NORMAL" EQUITY ALLOCATION
PERCENTAGE FOR EACH  MASTER PORTFOLIO THAT HAS REACHED ITS TIME
HORIZON




                                                                               FOR         AGAINST        ABSTAIN
PROPOSAL 4:    APPLICABLE TO NESTEGG CAPITAL PRESERVATION FUND, NESTEGG
               2010 FUND, NESTEGG 2020 FUND, NESTEGG 2030 FUND, AND NESTEGG
               2040 FUND

To approve a proposal amending your NestEgg Fund's/Master Portfolio's fundamental investment policies and converting certain others to non-fundamental policies:

To vote 100% of your votes FOR all of these items, just check this box:          [   ]
       4(A)     INDUSTRY CONCENTRATION
       4(B)     DIVERSIFICATION                                                  [   ]          [   ]        [   ]
       4(C)     BORROWING MONEY                                                  [   ]          [   ]        [   ]
       4(D)     ISSUING SENIOR SECURITIES                                        [   ]          [   ]        [   ]
       4(E)     LENDING                                                          [   ]          [   ]        [   ]
       4(F)     UNDERWRITING                                                     [   ]          [   ]        [   ]
       4(G)     INVESTMENTS IN REAL ESTATE                                       [   ]          [   ]        [   ]
       4(H)     INVESTMENTS IN COMMODITIES AND COMMODITY CONTRACTS               [   ]          [   ]        [   ]
       4(I)     PURCHASING SECURITIES ON MARGIN                                  [   ]          [   ]        [   ]


PROPOSAL 5:  APPLICABLE TO NESTEGG FUNDS ONLY
TO ELECT THE FOLLOWING SIX NOMINEES AS TRUSTEES OF THE MIP TRUST, EACH OF WHOM
WILL SERVE UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED:

     TO VOTE 100% FOR ALL CANDIDATES, JUST CHECK THIS BOX                          [   ]
                                    OR
     TO VOTE INDIVIDUALLY, INDICATE THE PERCENTAGE OF YOUR INTERESTS THAT YOU
     ARE CASTING FOR EACH NOMINEE IN THE APPROPRIATE BOXES:

              (1) MARY G. F. BITTERMAN                                             [   ]          [   ]

              (2) JACK S. EUPHRAT                                                  [   ]          [   ]

              (3) R. GREG FELTUS                                                   [   ]          [   ]

              (4) W. RODNEY HUGHES                                                 [   ]          [   ]

              (5) LEE T. KRANEFUSS                                                 [   ]          [   ]

              (6) RICHARD K. LYONS                                                 [   ]          [   ]

              (7) LEO SOONG                                                        [   ]          [   ]

                                                                                   [   ]          [   ]



Signed: ____________________________________ Dated: __________________
           [Shareholder Name]

Signed: ____________________________________ Dated: __________________
           [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.